UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event): September 7, 2006
INTER-TEL (DELAWARE), INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware	0-10211	86-0220994

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 S. 52nd Street, Tempe, Arizona	85281

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:     (480) 449-8900

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1

Item 8.01. Other Events.
     We have prepared a slide presentation to use in presentations at investor meetings and industry conferences, including the Kaufman Brothers’ 9th Annual Communications, Media & Technology Conference to be held on September 7, 2006 at the W Hotel in New York, New York, and the 2006 Morgan Keegan Equity Conference to be held on September 8, 2006 at the Peabody Hotel in Memphis, Tennessee. A copy of this slide presentation is attached as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
Exhibit 99.1	Investor Presentation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inter-Tel (Delaware), Incorporated

Date: September 7, 2006	By:	/s/ Norman Stout

Signature

Norman Stout, Chief Executive Officer

Name/Title